Exhibit 32
GENERAL MOTORS FINANCIAL COMPANY, INC.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of General Motors Financial Company, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of such officer's knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2019

/s/ Daniel E. Berce
Daniel E. Berce
President and Chief Executive Officer

/s/ Susan B. Sheffield
Susan B. Sheffield
Executive Vice President and Chief Financial Officer